UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

[Insert full text of semi-annual report here]

Semi-Annual Report

June 30, 2021

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Young Investor Growth Fund

1-800-MONETTA	www.monetta.com

(This Page Intentionally Left Blank.)

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Young Investor Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17

Notice to Shareholders	22

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

ADR – American Depositary Receipt

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

2021 Semi-Annual Report

Dear Fellow Shareholders:

I am pleased to enclose your Fund’s semi-annual report for the six months ended June 30, 2021.

The stock market wrapped up the first half of the year at or close to record highs. The market, as measured by the S&P 500® Index, posted an impressive 15.25% return, the second-best first-half return since 2008. Most notable was a shift toward the more economically sensitive cyclical and value sectors, as interest in the growth-stock sector faded. This is best demonstrated by the performance in the Russell 2500 Value and Growth Indexes, which appreciated 22.68% and 8.67% respectively. Leading sectors since year-end were energy, financial and basic materials, while the technology and retail sectors lagged. Many companies associated with the “reopening” trade topped out in May as investors appeared to gradually pivot back toward the growth sector in anticipation of a mid-cycle recovery period.

The first half was a period of recovery and consolidation. Many companies used the pandemic slowdown to improve operations, eliminate poorly performing businesses and cut costs. As a result, many companies reported better than expected earnings and raised longer-term company earnings guidance. The markets also benefited from the huge federal stimulus programs and the extension of unemployment benefits. These programs strengthened consumer balance sheets and discretionary income, resulting in supply/demand imbalances that created inflationary and interest-rate concerns. The Federal Reserve was quick to push back on those concerns, calling recent price increases “transitory.” The Fed expects the mismatch of disrupted supply and pent-up demand to eventually even out, with no change to monetary policy required.

Market volatility was elevated by both the crypto and meme-stock markets. Investors were amazed and befuddled by the price movements in the cryptocurrencies. Bitcoin has become the avatar of a new digital frontier. It could become a store of value, a medium of exchange or follow the path of the “tulip craze” bubble...only time will tell. The meme-stock phenomenon, which appears to combine the elements of a fad and retail rebellion with short-covering and momentum-trading dynamics, is creating a new investment category. Many of these volatile meme stocks tend to have questionable prospects. The investment themes are thin on substance and disregard basic fundamentals. When investors elect to ignore valuations and company fundamentals, typically it does not end well.

Second Half Outlook

Since 1928, in years when the S&P 500® Index has risen 10%+ in the first half of the year, the index’s full-year return has finished in positive territory 28 out of 30 times. (The exceptions were 1929 and 1987.) Furthermore, in 22 of the 28 positive years, the index moved higher in the second half of the year, with an average return of 8% for that period. Although past performance doesn’t guarantee future results, it does provide a guideline for future expectations.

As we enter the second half of this year, investors will likely focus on the upcoming earnings season and the prospects for inflation. We believe second-quarter earnings should come in very strong, especially as growth projections trend back to normal and pandemic concerns continue to wind down. However, inflation is the market’s “kryptonite.” If recent price increases don’t fade away, the Federal Reserve (the “Fed”) will have no choice but to start tapping the brakes on its expansive monetary policy, which could pressure rates higher. The Fed appears to have shifted its policy decisions from an “outlook” to an “outcome” based approach. In essence, this means policy changes will mostly be based on looking through the rearview mirror rather than the front windshield. Both views could work, but the tricky part is when to pay more attention to what’s in front of you, rather than what’s behind you.

Other potential market risks include outsized government spending, the potential for significant tax increases (including higher corporate tax rates, a minimum global tax, and a higher capital gains tax), and the possibility of a highly contagious virus variant.

Our sense is that the Fed will begin to taper toward the end of 2021, with a more formal announcement coming next year. The reopening economy provides a tailwind for market performance in the second half, but investors appear to be at a crossroads in determining whether to realize big gains or to let profits run. Although valuations appear historically high for most asset classes, future price direction will largely depend on whether valuations are supported by accelerating earnings growth.

The second half of the year will likely be volatile and bedeviled with hiccups. As in most market environments these are issues that need to be navigated and not feared, for they are a normal part of the investment process.

Thank you for being a valued shareholder,

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manger

Performance Highlights (Unaudited)

Monetta Fund		Period ended June 30, 2021
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$625.8 billion	$82.65 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	43.08%	19.72%	19.01%	12.36%
S&P 500® Index	40.79%	18.67%	17.65%	14.84%
Total Annual Operating Expenses*	1.38%

*
Source Prospectus dated April 30, 2021. Expense ratio of 1.38% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund’s current Expense Ratio, please refer to Page 15 of this Semi-Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500®  Index, for the 10-year period ended June 30, 2021, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	35.1%
Financial	17.8%
Consumer Cyclical	15.8%
Retail	14.3%
Transportation	8.2%
Healthcare	2.8%
Capital Equipment	1.6%
Other(b)	4.4%

Top 5 Equity Holdings:
% of Net Assets
Alphabet, Inc. - CL C	9.1%
Amazon.com, Inc.	7.9%
MasterCard, Inc. - CL A	6.2%
NVIDIA Corp.	5.8%
Apple, Inc.	5.3%
Total Top 5 Equity Holdings:	34.3%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund appreciated 12.25% for the six-month period ending June 30, 2021. The Fund’s return lagged that of its benchmark index, the S&P 500® Index, which was up 15.25%. The Fund’s relative underperformance was primarily due to its overweighting in the large-capitalization growth area. Because of growth-stock valuation concerns and the attractiveness of sectors that benefit from a “reopening” economy, investors generally rotated out of growth stocks in favor of value and cyclical sectors. Also, among growth stocks of all sizes, large-cap stocks significantly underperformed their mid- and small-cap counterparts, which also impacted relative performance.

The individual security holdings that contributed most to performance were Alphabet, Inc. - CL C, NVIDIA Corp., and Goldman Sachs Group, Inc. representing 9.10%, 5.81% and 4.59%, respectively, of the June 30, 2021 net asset value. Detracting from Fund performance were investments in Churchill Capital Corp., Alibaba Group Holding Ltd. - ADR and Spotify Technology, which were sold earlier this year. Since year-end, securities added to the portfolio include Ford Motor Co., Bed Bath & Beyond, Inc. and Palantir Technologies, Inc., representing 1.80%, 0.97% and 1.59%, respectively.

As we enter the second half of 2021, we are detecting a shift back toward the growth-stock sector. Through the mid-cycle phase of the economic recovery, we believe growth stocks are best positioned to navigate the ongoing recovery and will outperform more cyclical/value sectors by offering more reliable growth and the ability to pass through price increases. As opportunities occur, we intend to adjust portfolio weightings and add hidden or underappreciated quality growth companies to the portfolio. We believe an active investment approach can add value for shareholders as we power through the next phase of this unusual economic “reopening.”

Performance Highlights (Unaudited)

Monetta Young Investor Growth Fund		Period ended June 30, 2021
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$935.1 billion	$50.85 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor
Growth Fund	36.79%	17.52%	17.95%	14.18%
S&P 500® Index	40.79%	18.67%	17.65%	14.84%
Total Annual Operating Expenses*	1.34%

*
Source Prospectus dated April 30, 2021. Expense ratio of 1.34% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Semi-Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Growth Fund and the S&P 500® Index, for the 10-year period ended June 30, 2021, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	49.2%
Technology	20.0%
Financial	9.3%
Retail	9.1%
Consumer Cyclical	5.3%
Healthcare	2.6%
Transportation	2.1%
Capital Equipment	2.0%
Other(c)	0.4%

Top 5 Equity Holdings(b):

Alphabet, Inc. - CL C	6.9%
Amazon.com, Inc.	6.8%
Apple, Inc.	5.4%
Microsoft Corp.	5.3%
MasterCard, Inc. - CL A	4.7%
Total Top 5 Equity Holdings:	29.1%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Young Investor Growth Fund appreciated 12.01% for the six-month period ended June 30, 2021. The Fund’s return lagged that of its benchmark index, the S&P 500® Index, which rose 15.25%. As of June 30, 2021, approximately 49.15% of the Fund’s net asset value was invested in ETFs that generally track the performance of its benchmark index. In spite of this market-level weighting for approximately half the total portfolio, the Fund underperformed overall because it could not overcome its concentration in large-capitalization growth stocks. Weighing most on performance were the Fund’s holdings in the consumer discretionary sector, which included Walt Disney Co., Costco Wholesale Corp. and MasterCard, Inc. - CL A, representing 3.46%, 2.33% and 4.67%, respectively of the June 30, 2021 net asset value. We believe this sector is temporarily out of favor, primarily due to the pandemic. As the economy rebounds we expect revenues and profitability to accelerate.

Specific holdings that enhanced Fund performance included Alphabet, Inc. - CL C, Microsoft Corp. and JPMorgan Chase & Co., representing 6.90%, 5.33% and 4.59%, respectively, of the June 30, 2021 net asset value. We continue to view these companies as core investment holdings. Portfolio turnover was minimal during the first half, with no new additions.

As we enter into the second half of the year, we are optimistic about an ongoing economic recovery. As economic growth continues, we believe the performance of high-quality growth companies will lead the way. We believe investors will increasingly shift toward growth stocks, as valuations are more attractive today based on the sector’s underperformance since last November. In addition, high-quality growth stocks have historically outperformed in mid-cycle growth periods.

We continue to maintain a quality bias, following a “steady as she goes” investment approach. Any market pullback or consolidation could represent an attractive investment opportunity to purchase quality growth companies at a discount.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2021

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Young Investor Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2021 - June 30, 2021.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian, and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/21	6/30/21	1/1/21-6/30/21	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,122.50	$6.89	1.31%
Monetta Young Investor Growth Fund	1,000.00	1,120.10	7.15	1.36%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,018.30	$6.56	1.31%
Monetta Young Investor Growth Fund	1,000.00	1,018.05	6.80	1.36%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2021

Monetta Fund

COMMON STOCKS - 95.6%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.6%
Aerospace & Defense-1.6%
5,500	Boeing Co. *	$1,317,580
Consumer Cyclical - 15.8%
Automobile-6.0%
100,000	Ford Motor Co. *	1,486,000
40,000	NIO, Inc. *	2,128,000
2,000	Tesla, Inc. *	1,359,400
		4,973,400
Housing-1.2%
10,000	Lennar Corp. - CL A	993,500

Leisure Service-5.4%
500	Booking Holdings, Inc. *	1,094,045
17,500	DraftKings, Inc. *	912,975
15,000	Penn National
	Gaming, Inc. *	1,147,350
15,000	Royal Caribbean
	Cruises Ltd. *	1,279,200
		4,433,570
Media-Radio/TV-3.2%
15,000	Walt Disney Co. *	2,636,550
Financial - 17.8%
Bank-Money Center-7.4%
10,000	Goldman Sachs
	Group, Inc.	3,795,300
15,000	JPMorgan Chase & Co.	2,333,100
		6,128,400
Finance-Miscellaneous-10.4%
14,000	MasterCard, Inc. - CL A	5,111,260
15,000	Visa, Inc. - CL A	3,507,300
		8,618,560
Healthcare - 2.8%
Healthcare-Biomedical/Genetic-0.9%
165,000	Amarin Corp. - ADR *	722,700

Healthcare-Patient Care-1.9%
4,000	UnitedHealth Group, Inc.	1,601,760
Retail - 14.3%
Retail-Major Chain-2.4%
5,000	Costco Wholesale Corp.	1,978,350

Retail-Specialty-11.9%
1,900	Amazon.com, Inc. *	6,536,304
24,000	Bed Bath & Beyond, Inc. *	798,960
4,000	PayPal Holdings, Inc. *	1,165,920
20,000	TJX Companies, Inc.	1,348,400
		9,849,584
Technology - 35.1% #
Computer Data Storage-5.3%
32,000	Apple, Inc.	4,382,720

Computer-Software-7.5%
15,000	Microsoft Corp.	4,063,500
50,000	Palantir Technologies,
	Inc. *	1,318,000
9,000	ROBLOX Corp. *	809,820
		6,191,320
Electronic-Semiconductor-8.6%
25,000	Advanced Micro
	Devices, Inc. *	2,348,250
6,000	NVIDIA Corp.	4,800,600
		7,148,850
Internet-13.7%
3,000	Alphabet, Inc. - CL C *	7,518,960
7,000	Facebook, Inc. - CL A *	2,433,970
20,000	Snap, Inc. *	1,362,800
		11,315,730
Transportation - 8.2%
Airline-8.2%
40,000	American Airlines
	Group, Inc. *	848,400
60,000	Delta Air Lines, Inc. *	2,595,600
62,000	Southwest Airlines Co. *	3,291,580
		6,735,580

Total Common Stocks
(Cost $36,335,381)		79,028,154

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2021

Monetta Fund (Continued)

NUMBER OF SHARES	VALUE
MONEY MARKET FUNDS - 4.5%
First American
Government
Obligations Fund -
3,731,277	Class X, 0.03% ^	$3,731,277

Total Money Market Funds
(Cost $3,731,277)	3,731,277

Total Investments
(Cost $40,066,658) - 100.1%	82,759,431

Liabilities in Excess of
Other Assets - (0.1)%	(106,983)

TOTAL NET ASSETS - 100.0%	$82,652,448

ADR - American Depositary Receipt

*	Non-Income Producing.
#	As of June 30, 2021, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risk. See Note 6 in Notes to Financial Statements.
^	Rate shown is the seven day effective yield at June 30, 2021.
Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2021

Monetta Young Investor Growth Fund

COMMON STOCKS - 50.4%
NUMBER OF SHARES		VALUE
Capital Equipment - 2.0%
Aerospace & Defense-2.0%
4,300	Boeing Co. *	$1,030,108
Consumer Cyclical - 5.3%
Leisure Service-1.8%
11,000	Royal Caribbean
	Cruises Ltd. *	938,080

Media-Radio/TV-3.5%
10,000	Walt Disney Co. *	1,757,700
Financial - 9.3%
Bank-Money Center-4.6%
15,000	JPMorgan Chase & Co.	2,333,100

Finance-Miscellaneous-4.7%
6,500	MasterCard, Inc. - CL A	2,373,085
Healthcare - 2.6%
Healthcare-Biomedical/Genetic-1.0%
120,000	Amarin Corp. - ADR *	525,600

Healthcare-Patient Care-1.6%
2,000	UnitedHealth Group, Inc.	800,880
Retail - 9.1%
Retail-Major Chain-2.3%
3,000	Costco Wholesale Corp.	1,187,010

Retail-Specialty-6.8%
1,000	Amazon.com, Inc. *	3,440,160
Technology - 20.0%
Computer Data Storage-5.4%
20,000	Apple, Inc.	2,739,200

Computer-Software-5.3%
10,000	Microsoft Corp.	2,709,000

Electronic-Semiconductor-2.4%
13,000	Advanced Micro
	Devices, Inc. *	1,221,090

Internet-6.9%
1,400	Alphabet, Inc. - CL C *	3,508,848
Transportation - 2.1%
Airline-2.1%
20,000	Southwest Airlines Co. *	1,061,800

Total Common Stocks
(Cost $10,005,778)		25,625,661

EXCHANGE TRADED FUNDS - 49.2%
40,000	SPDR S&P 500 Trust (a)	17,122,400
20,000	Vanguard S&P 500	7,870,400

Total Exchange Traded Funds
(Cost $10,249,951)		24,992,800

MONEY MARKET FUNDS - 0.8%
	First American
	Government
	Obligations Fund -
429,163	Class X, 0.03% ^	429,163

Total Money Market Funds
(Cost $429,163)		429,163

Total Investments
(Cost $20,684,892) - 100.4%		51,047,624

Liabilities in Excess of
Other Assets - (0.4)%		(199,967)

TOTAL NET ASSETS - 100.0%		$50,847,657

ADR - American Depositary Receipt

*	Non-Income Producing.
(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at June 30, 2021.
Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)	June 30, 2021

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Assets:
Investments at value(a)	$82,759,431	$51,047,624
Receivables:
Interest and dividends	1,065	81,706
Fund shares sold	375	1,798
Prepaid expenses	19,007	13,695
Total Assets	82,779,878	51,144,823

Liabilities:
Payables:
Investment advisory fees (Note 2)	63,417	23,135
Distribution expense (Note 5)	—	42,692
Fund shares redeemed	10,835	161,110
Accrued trustee fees	5,497	5,326
Accrued compliance fees	1,275	2,568
Accrued transfer agent fees	19,345	25,402
Accrued fund administration fees	9,147	9,445
Accrued audit fees	7,483	8,337
Accrued other expenses	10,431	19,151
Total Liabilities	127,430	297,166
Net Assets	$82,652,448	$50,847,657

Analysis of net assets:
Paid-in capital	34,715,407	10,517,062
Total distributable earnings	47,937,041	40,330,595
Net Assets	$82,652,448	$50,847,657

(a) Investments at cost	$40,066,658	$20,684,892

Shares of beneficial interest issued outstanding	2,750,641	2,281,203

Net asset value, offering price and redemption price per share	$30.05	$22.29

The accompanying notes are an integral part of these financial statements.

Statements of Operations (Unaudited)	For The Six Month Period Ended
June 30, 2021

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Investment income and expenses:
Investment income:
Interest	$663	$126
Dividends	149,015	231,928
Total investment income	149,678	232,054

Expenses:
Investment advisory fees (Note 2)	374,784	143,009
Distribution fees (Note 5)	—	65,005
Transfer agent fee	45,220	55,204
Administration fees	19,864	19,076
Accounting fees	14,500	14,292
State registration fees	12,364	13,654
Compliance fees	11,865	9,476
Trustee fees	10,558	8,266
Audit fees	8,482	8,339
Legal fees	5,427	5,684
Custodian fees	4,593	4,173
Printing and postage fees	3,176	3,787
Other fees	2,896	3,258
Insurance fees	1,552	1,434
Total expenses	515,281	354,657
Net investment loss	(365,603)	(122,603)

Realized and unrealized gain on investments:
Net realized gain on investments	3,530,518	5,521,776
Net change in unrealized appreciation/depreciation of investments	6,017,189	534,717
Net realized and unrealized gain on investments	9,547,707	6,056,493
Net increase in net assets from operations	$9,182,104	$5,933,890

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2021
and Year Ended December 31, 2020

			Monetta Young
	Monetta Fund		Investor Growth Fund
	2021	2020	2021	2020
	(Unaudited)		(Unaudited)
Operations:
Net investment loss	$(365,603)	$(374,720)	$(122,603)	$(33,797)
Net realized gain on investments	3,530,518	5,216,897	5,521,776	18,904,855
Net change in unrealized appreciation
(depreciation) of investments	6,017,189	12,675,438	534,717	(9,463,981)
Net increase in net
assets from operations	9,182,104	17,517,615	5,933,890	9,407,077

Distributions:
Total distributions to shareholders	—	(2,995,901)	—	(15,985,962)

From capital transactions (Note 3):
Proceeds from shares sold	306,781	449,458	1,005,447	2,741,259
Net asset value of shares issued
through dividend reinvestment	—	2,853,980	—	15,239,225
Cost of shares redeemed	(2,676,806)	(4,333,252)	(11,402,596)	(31,744,849)

Decrease in net assets from
capital transactions	(2,370,025)	(1,029,814)	(10,397,149)	(13,764,365)
Total increase (decrease)
in net assets	6,812,079	13,491,900	(4,463,259)	(20,343,250)

Net assets at beginning of period	$75,840,369	$62,348,469	$55,310,916	$75,654,166

Net assets at end of period	$82,652,448	$75,840,369	$50,847,657	$55,310,916

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2021		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the periods:	(Unaudited)		2020	2019	2018	2017	2016

Net asset value at
beginning of period	$26.77		$21.58	$16.82	$18.89	$16.93	$16.28

Investment Operations:
Net investment income (loss)(a)	(0.13)		(0.13)	(0.04)	(0.06)	(0.06)	0.00	(b)
Net realized and unrealized
gain (loss) on investments	3.41		6.41	4.80	(0.44)	3.28	1.13

Total from
investment operations	3.28		6.28	4.76	(0.50)	3.22	1.13

Less Distributions:
From net investment income	—		—	—	—	—	(0.00	)(b)
From net realized gains	—		(1.09)	—	(1.57)	(1.26)	(0.48)

Total distributions	—		(1.09)	—	(1.57)	(1.26)	(0.48)

Net asset value at
end of period	$30.05		$26.77	$21.58	$16.82	$18.89	$16.93

Total return	12.25	%(c)	29.41%	28.30%	-3.36%	19.19%	6.98%
Ratios to average net assets:
Expense Ratio	1.31	%(d)	1.37%	1.40%	1.37%	1.40%	1.45%
Net investment
income (loss)	(0.93	)%(d)	(0.58)%	(0.20)%	(0.31)%	(0.33)%	0.01%
Portfolio turnover	17.9	%(c)	60.5%	61.8%	128.8%	122.9%	120.2%
Net assets (in thousands)	$82,652		$75,840	$62,348	$52,811	$57,963	$54,497

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	Rounds to zero.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Growth Fund

	Six Months
	Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
For a share outstanding	June 30, 2021		December 31,		December 31,	December 31,		December 31,	December 31,
throughout the periods:	(Unaudited)		2020		2019	2018		2017	2016

Net asset value at
beginning of period	$19.90		$22.96		$18.64	$24.00		$20.26	$18.99

Investment Operations:
Net investment
income (loss)(a)(c)	(0.05)		(0.01)		0.05	0.06		0.07	0.11
Net realized and unrealized
gain (loss) on investments	2.44		4.33		5.96	(0.94	)(g)	4.58	1.81

Total from
investment operations	2.39		4.32		6.01	(0.88)		4.65	1.92

Less Distributions:
From net investment income	—		(0.00	)(f)	(0.06)	(0.07)		(0.07)	(0.12)
From net realized gains	—		(7.38)		(1.63)	(4.41)		(0.84)	(0.53)

Total distributions	—		(7.38)		(1.69)	(4.48)		(0.91)	(0.65)

Net asset value at
end of period	$22.29		$19.90		$22.96	$18.64		$24.00	$20.26

Total return	12.01	%(d)	20.47%		32.58%	-5.30%		23.10%	10.16%
Ratios to average net assets:
Expense Ratio(b)	1.36	%(e)	1.31%		1.26%	1.17%		1.16%	1.22%
Net investment
income (loss)(b)(c)	(0.47	)%(e)	(0.06)%		0.23%	0.23%		0.33%	0.58%
Portfolio turnover	0.0	%(d)	13.1%		6.7%	28.1%		36.1%	41.9%
Net assets (in thousands)	$50,848		$55,311		$75,654	$77,640		$145,845	$116,972

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(d)	Not annualized.
(e)	Annualized.
(f)	Rounds to zero.
(g)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2021

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Monetta Fund and Monetta Young Investor Fund are each a diversified series with their own investment objectives and policies within the Trust.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities, including American Depositary Receipts (“ADR”s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) New Accounting Pronouncement

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2021

(c) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(d) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

(e) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds using several methods, including relative net assets of all the Funds within the Monetta Trust.

(f) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the period ended June 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2021, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2017.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2020, the Funds’ last completed fiscal year, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2020, the Funds had no short-term post-October capital losses which were realized after October 31, 2020 and deferred for tax purposes to January 1, 2021.

(g) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

As of December 31, 2020, the Funds’ last completed fiscal year, the components of distributable earnings on a tax basis were as follows:

		Monetta Young
	Monetta Fund	Investor Growth Fund
Undistributed Ordinary Income	$671,071	$—
Undistributed Long-Term Capital Gain	1,496,603	4,568,690
Net Unrealized Appreciation	36,587,263	29,828,015
Total Distributable Earnings	$38,754,937	$34,396,705

Notes to Financial Statements (Unaudited) (continued)	June 30, 2021

The tax character of distributions paid during the period ended June 30, 2021 and the calendar year ended December 31, 2020 were as follows:

		Monetta Young
2021	Monetta Fund	Investor Growth Fund
Ordinary Income*	$—	$—
Long-Term Capital Gain	—	—
Total Distributions to Shareholders	$—	$—
		Monetta Young
2020	Monetta Fund	Investor Growth Fund
Ordinary Income*	$—	$427
Long-Term Capital Gain	2,995,901	15,985,535
Total Distributions to Shareholders	$2,995,901	$15,985,962

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(h) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

•	Level 1 - quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at June 30, 2021, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$79,028,154	$—	$—	$79,028,154
Money Market Funds	$3,731,277	$—	$—	$3,731,277
FUND TOTAL	$82,759,431	$—	$—	$82,759,431
Monetta Young Investor Growth Fund
Common Stocks	$25,625,661	$—	$—	$25,625,661
Exchange Traded Funds	$24,992,800	$—	$—	$24,992,800
Money Market Funds	$429,163	$—	$—	$429,163
FUND TOTAL	$51,047,624	$—	$—	$51,047,624

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2021

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the period ended June 30, 2021, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2020 Beginning Shares	2,888,571	3,294,615
Shares sold	20,189	121,889
Shares issued upon dividend reinvestment	112,761	805,455
Shares redeemed	(188,085)	(1,442,783)
Net decrease in shares outstanding	(55,135)	(515,439)
2021 Beginning Shares	2,833,436	2,779,176
Shares sold	10,816	47,488
Shares issued upon dividend reinvestment	—	—
Shares redeemed	(93,611)	(545,461)
Net decrease in shares outstanding	(82,795)	(497,973)
2021 Ending Shares	2,750,641	2,281,203

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2021, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$13,436,004	$17,651,405
Monetta Young Investor Growth Fund	—	—	—	9,635,106

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Young Investor Growth Fund are accrued daily.

The Funds’ distributor is Quasar, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”).  On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2021

6.	SECTOR RISK:

As of June 30, 2021, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of June 30, 2021, the Monetta Young Investor Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Charles Schwab & Co., for the benefit of its customers, owned 29.00% of the outstanding shares of the Monetta Young Investor Growth Fund.

9.	COVID-19:

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and long-term impact on economies, markets, industries and individual issuers, are not known. The operational and finance performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

10.	Recent Accounting Pronouncement

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022.  Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’  These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable.  Management does not believe that the implementation of the Rule will have an effect on how it manages the Funds’ portfolios.

Notice to Shareholders (Unaudited)	June 30, 2021

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Availability of Fund Portfolio Information

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

(This Page Intentionally Left Blank.)

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 7, 2021

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    September 7, 2021